JOHCM EMERGING MARKETS OPPORTUNITIES FUND

JOHCM GLOBAL EQUITY FUND

JOHCM INTERNATIONAL SELECT FUND

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

JOHCM ASIA EX-JAPAN EQUITY FUND

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

JOHCM US SMALL MID CAP EQUITY FUND

JOHCM INTERNATIONAL OPPORTUNITIES FUND

JOHCM GLOBAL INCOME BUILDER FUND

EACH A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated March 11, 2019

to the Prospectus dated January 28, 2019

SHARE CLASSES

Under the heading “Share Classes,” on page 53, the information pertaining to share classes is deleted in its entirety and replaced with the following:

Share Classes

Institutional Shares of the Funds are primarily for institutional investors investing for their own or their customers’ accounts. The minimum initial investment for Institutional Shares is $1,000,000. If you purchase Institutional Shares, you will not pay a sales charge at the time of purchase and you will not pay a 12b-1 fee. Institutional Shares also may be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Class I Shares of the Funds are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. There is no minimum investment amount required for Class I Shares. If you purchase Class I Shares of the Funds, other than the JOHCM International Select Fund, you will not pay a sales charge at the time of purchase but you will pay a 12b-1 fee not exceeding ten basis points (0.10%) of each Fund’s average daily net assets.

Class II Shares of the Funds are primarily for certain individual investors and investments made through financial institutions or intermediaries. There is no minimum investment amount required for Class II Shares. If you purchase Class II Shares of the Funds, you will not pay a sales charge at the time of purchase but you will pay a 12b-1 fee not exceeding twenty-five basis points (0.25%) of a Fund’s average daily net assets.

Class III Shares of the JOHCM US Small Mid Cap Equity Fund and JOHCM Emerging Markets Small Mid Cap Equity Fund are primarily for certain individual investors, and investments made through financial institutions or intermediaries. There is no minimum investment amount required for Class III shares. If you purchase Class III Shares of a Fund, you will not pay a sales charge at the time of purchase, but you will pay a 12b-1 fee not exceeding fifty basis points (0.50%) of a Fund’s average daily net assets attributable to Class III Shares.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.